Exhibit 99.(12)(a)

CONSENT OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-14131 on Form N-4 of our report dated February 28, 2024, relating to the financial statements and financial highlights of Separate Account B of Pacific Life Insurance Company comprised of Diversified Bond Class I, High Yield Bond Class I, Inflation Managed Class I, Managed Bond Class I, Short Duration Bond Class I, Focused Growth Class I, Growth Class I, Large-Cap Core Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Emerging Markets Class I, International Large-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4 and Fidelity® VIP Government Money Market Service Class, incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 15, 2024

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Post-Effective Amendment to the Registration Statement No. 333-14131 on Form N-4 of our report dated March 19, 2024 related to the statutory-basis financial statements of Pacific Life Insurance Company as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 15, 2024